T. Rowe Price Institutional Core Plus Fund—F Class

Supplement to Summary Prospectus and Prospectus Dated October 1, 2016

The following information supplements the summary prospectus and prospectus that will become effective on October 1, 2016, for the T. Rowe Price Institutional Core Plus Fund—F Class.

The T. Rowe Price Institutional Core Plus Fund (Fund) is currently available in two share classes: the Institutional Class and F Class. Effective as of the close of business on November 30, 2016, all of the outstanding F Class shares of the Fund will automatically convert to Institutional Class shares of the Fund at the then-current net asset value, and F Class shares will be redesignated as Institutional Class shares that are subject to the fees and expenses and other features of the Institutional Class. The redesignation will result in a lower overall expense ratio for shareholders who are converted to the Institutional Class from the F Class.

In anticipation of the automatic conversion, effective October 31, 2016, the F Class will be closed to new investors and will no longer accept new accounts. Additional purchases will continue to be permitted for investors who already hold F Class shares through November 16, 2016.

The Fund’s Institutional Class and F Class share the same investment portfolio; therefore, the redesignated Institutional Class shares will represent an interest in the same pool of assets as the former F Class shares with the same investment objective, investment strategies, and portfolio manager. Similar to the F Class, the Institutional Class pays the investment adviser an annual all-inclusive management fee of 0.40% based on the Fund’s average daily net assets. However, unlike the F Class, which has the ability to make administrative fee payments to eligible intermediaries at a rate of up to 0.15% of average daily net assets per year, the Institutional Class does not have the ability to make any administrative fee payments. Upon conversion to the Institutional Class, former F Class shares will no longer make administrative fee payments, which will result in overall total annual fund operating expenses for former F Class shareholders of 0.40% instead of 0.53%.

Although the Institutional Class generally requires a $1,000,000 minimum initial investment, this requirement will be waived for F Class shareholders converting into the Institutional Class.

Upon conversion, shareholders will receive redesignated Institutional Class shares with the same dollar value as their existing F Class shares but will hold a different number of shares based on the net asset values of the two classes on November 30, 2016. There will be no fees, sales charges, or commissions charged in connection with the conversion. The conversion will be a tax-free transaction—no capital gain or loss will be realized upon the conversion of shares and no tax reporting will be issued. Any shareholder rights or privileges associated with your investment will remain unchanged.

Shareholders who currently own F Class shares but who do not wish to have their shares automatically converted to the newly redesignated Institutional Class shares must contact their Account Manager (or Financial Institution Services at 1-800-638-8797) prior to the close of the New York Stock Exchange (normally 4 p.m. ET) on Wednesday, November 30, 2016. At any time prior to this date, F Class shareholders may voluntarily convert their F Class shares to Institutional Class shares of the Fund, exchange their shares into other T. Rowe Price Funds, or redeem their shares, as described in the prospectus. Redemptions and exchanges out of the Fund’s F Class will be reported as a sale for tax purposes. Underlying clients in the F Class must contact their financial intermediary to determine how their investment may be impacted.

After the conversion, the F Class will no longer be offered to shareholders for purchase.

The prospectus for the T. Rowe Price Institutional Core Plus Fund contains information about the fees and expenses, historical performance, exchange privileges, and other features of the Institutional Class. For a copy of the prospectus, please visit troweprice.com/prospectus or call 1-800-638-8797. Underlying clients should contact their financial intermediary for a copy of the prospectus.

The date of this supplement is September 30, 2016.

F431-041 9/30/16